NUMBER                        [LOGO OF iVILLAGE INC.]                     SHARES

COMMON STOCK                  INCORPORATED UNDER THE             SEE REVERSE FOR
                               LAWS OF THE STATE OF          CERTAIN DEFINITIONS
                                    DELAWARE                   CUSIP 46588H 10 5

     This Certifies that
                         -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
is the record holder of
                        --------------------------------------------------------

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE,
                              OF iVILLAGE INC.

Transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers

   Dated:

/s/                                                      /s/

CHAIRMAN OF THE BOARD AND                                GENERAL COUNSEL AND
CHIEF EXECUTIVE OFFICER          [SEAL OF iVILLAGE ]     SECRETARY



COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER AND TRUST COMPANY TRANSFER AGENT AND REGISTRAR

BY___________________________________
        AUTHORIZED SIGNATURE

                             [LOGO OF iVILLAGE INC.]

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common                  UNIF GIFT MIN ACT --  .............Custodian .............
TEN BNT   --  as tenants by the entireties                                (Cust)                 (Minor)
JT TEN    --  as joint tenants with right of
              survivorship and not as tenants       under Uniform Gifts to Minors
              in common                                   Act.............................
COM PROP -- as community property                                     (State)

                                                UNIF TRF MIN ACT  --  .......... Custodian   (until age....)
                                                                        (Cust)

                                                  ..............under Uniform Transfers to Minors Act ...................
                                                                                                            (State)


    Additional abbreviations may also be used though not in the above list.

   For Value Received, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE




--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATSOEVER.